POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/RONALD O. PERELMAN
                                   ____________________________
                                   RONALD O. PERELMAN


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/HOWARD GITTIS
                                   HOWARD GITTIS


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/JAMES R. MAHER
                                   JAMES R. MAHER


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/IRWIN ENGELMAN
                                   IRWIN ENGELMAN


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/LAURENCE WINOKER
                                   LAURENCE WINOKER


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/PHILIP E. BEEKMAN
                                   PHILIP E. BEEKMAN


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/THEO W. FOLZ
                                   THEO W. FOLZ


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/DREW LEWIS
                                   DREW LEWIS


                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/ROBERT SAREGENT SHRIVER III
                                   ROBERT SAREGENT SHRIVER III



                              POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Mafco Consolidated Group Inc. (the "Corporation") registration statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has signed these presents this 31st day of October 1996.

                                   /s/JEWEL S. LAFONTANT-MANKARIOUS
                                   JEWEL S. LAFONTANT-MANKARIOUS